Exhibit 10.3

SETTLEMENT AGREEMENT AND RELEASE

     This Settlement Agreement and Release (hereinafter “Agreement”) is made by and among EchoStar Satellite L.L.C. (formerly known as EchoStar Satellite Corporation) and EchoStar DBS Corporation (collectively, “EchoStar”) and the Insurers of the EchoStar IV satellite listed in Appendix A hereto (collectively, the “Insurers”). EchoStar and the Insurers are from time to time referred to hereinafter individually as a “Party” and collectively as the “Parties.”

I. DEFINITIONS

          The Definitions contained herein shall only apply to this Agreement and shall not apply to any other agreement, including without limitation any policy of insurance, nor shall the terms defined herein be used as evidence, except with respect to this Agreement, of the meaning of any of them.

          A. “Claim” shall mean any past, present or future claim, notice, demand, request, inquiry, order, action, right, count, cause of action, lawsuit, cross-complaint, counter-complaint, administrative proceeding, arbitration, mediation, order, judgment, statutory or regulatory obligation, settlement, request for information or allegation of any kind, character or nature, whether known, unknown or suspected or unsuspected, whether at law or in equity, and whether sounding in tort, contract, equity, nuisance, trespass, negligence, strict liability or any statutory, regulatory, or common law cause of action of any kind whatsoever.

          B. “EchoStar IV Arbitration” shall mean the arbitration commenced by EchoStar on or about April 3, 2000, as amended from time to time, before the American

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

Arbitration Association (“AAA”) that has, from time to time, been identified by AAA docket number 50 J 15300 258 00 and AAA docket number 50 195T0025800. ***

          E. “Person” shall mean an individual, corporation, partnership, association, trust, class or group of individuals, “Insured,” “Named Insured,” “Persons Insured,” as those terms are used in the Policies or any other entity or organization, including without limitation any federal, state or local governmental or quasi-governmental body or political subdivision, department, agency or instrumentality thereof.

          F. “Policies” shall mean all satellite insurance policies issued to EchoStar by or through the Insurers for the EchoStar IV satellite.

          G. “Effective Date” shall mean February 25, 2005.

II. COVENANTS

          A. Binding Effect.

               1. This Agreement shall become binding on the signatories when *** The attorneys for the Parties shall exchange letters confirming the execution by their respective Parties, and EchoStar’s counsel shall provide a letter confirming execution by *** each letter to be sent within one business day of the execution by the relevant Party ***

               2. This Agreement shall become binding on each Insurer when the applicable Insurer executes the Agreement, provided that this Agreement has become binding pursuant to Section II.A.1.

          B. Payment by the Insurers.

               1. *** each Insurer shall, separately and not as a joint obligation, pay or cause to be paid to EchoStar, by wire transfer, their respective settlement amount set forth in Exhibit 1 to this Agreement (with respect to each such Insurer, the “Settlement Sum”). ***

               2. In the event any Insurer does not pay its respective Settlement Sum

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

*** then such Insurer shall pay EchoStar interest on its Settlement Sum or the unpaid portion thereof at the rate of ***

          C. Release of the Insurers.

               1. Except for the rights and obligations hereunder, for and in consideration of the separate payment by each of the Insurers of their respective Settlement Sum, plus any interest due under Section II.B.2, if any, EchoStar, for itself and its successors and assigns, fully and forever releases and discharges each of the Insurers and their employees, officers, directors, agents, underwriters, successors, parents, subsidiaries, affiliates, assigns, consultants, representatives, and attorneys from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law, in admiralty or equity, that EchoStar, its successors and assigns ever had, now have, or hereafter can, shall or may have, for, upon, or by reason of any matter, cause, or thing whatsoever from the beginning of the world to the day of the date of this Agreement as against the Insurers and their employees, officers, directors, agents, underwriters, successors, parents, subsidiaries, affiliates, assigns, consultants, representatives and attorneys arising from or related to:

               (a) all Claims, debts, dues, sums of money, accounts, contracts, and agreements for insurance coverage under the Policies ***

               (b) all Claims asserted or that could have been asserted by EchoStar, its parent, subsidiary or affiliates, in the EchoStar IV Arbitration; ***

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

               (d) all Claims based upon any allegations of bad faith, unfair claim practice, unfair trade practice, payment of compensation in any form to any broker, or other act or failure to act in connection with procurement of insurance, or the investigation, handling, adjustment, litigation, arbitration or settlement of any claims arising out of or relating to (i) any of the Policies *** (ii) the EchoStar IV Arbitration; or ***

               2. The release given herein by EchoStar, its successors and assigns, shall be effective as to each Insurer separately, upon payment pursuant to Section II.B.1 by that Insurer of its respective Settlement Sum, as set forth in Exhibit 1 hereto, plus any interest due under Section II.B.2, if any.

               3. All Claims released herein are released, whether known or unknown.

          D. Release of EchoStar.

               1. Except for the rights and obligations hereunder, each Insurer, for itself and its successors and assigns, fully and forever releases and discharges EchoStar and its employees, officers, directors, agents, successors, parents, subsidiaries, affiliates, assigns, consultants, representatives and attorneys from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law, in admiralty or equity, that each Insurer, its successors and assigns ever had, now have, or hereafter can, shall or may have, for, upon, or by reason of any matter, cause, or thing whatsoever from the beginning of the world to the day of the date of this Agreement as against EchoStar and its employees, officers, directors, agents,

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

successors, parents, subsidiaries, affiliates, assigns, consultants, representatives and attorneys arising from or related to:

               (a) all Claims, debts, dues, sums of money, accounts, contracts and agreements for insurance coverage under the Policies ***

               (b) all Claims asserted or that could have been asserted by the Insurers, their parent, subsidiary or affiliates in the EchoStar IV Arbitration; ***

               (e) all Claims based upon any act or failure to act in connection with procurement of insurance or the investigation, handling, adjustment, litigation, arbitration or settlement of any claims arising out of or relating to (i) any of the Policies *** (ii) the EchoStar IV Arbitration; ***

               2. All Claims released herein are released, whether known or unknown.

          E. EchoStar IV Arbitration.

               1. The Parties shall advise the EchoStar IV Arbitration panel (the “Panel”) of the existence, but not the terms of, this Agreement within one business day of the execution of this Agreement by all Parties. ***

               2. Upon payment of the Settlement Sum by each Insurer, plus any interest due under Section II.B.2, if any, EchoStar will dismiss all claims against the paying Insurer in the EchoStar IV Arbitration with prejudice and without costs.

               3. Each Party hereto shall bear its own costs and attorneys’ costs, fees, and expenses in connection with the EchoStar IV Arbitration, including in connection with the negotiations for and execution of this Agreement.

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

               4. Notwithstanding the foregoing Section II.E.3, the prevailing party(ies) in any suit, action or proceeding brought to enforce or interpret this Agreement or any provision thereof shall be entitled to recover its reasonable costs and expenses (including without limitation reasonable attorney’s fees) both at trial and on appeal, in addition to all other sums allowed by law.***

          G. Reservation of Rights.

          Other than as expressly provided herein, neither the existence of this Agreement nor any action taken in accordance with its terms will be construed in any way so as to prejudice the interests or rights of the Parties hereto.

          H. No Admissions.

               1. This Agreement is the result of a compromised settlement of disputed claims between EchoStar and the Insurers. This Agreement and the payments made hereunder are not, and may not be construed as, an admission or concession of liability, non-liability, responsibility or wrongdoing by any Party to this Agreement. This Agreement does not constitute, and will not be construed to reflect, the adoption of any coverage position by the Insurers or EchoStar, nor will it have any bearing upon or relevance to the interpretation or meaning of the Policies.

               2. EchoStar and the Insurers further agree this Agreement is not, and will not be construed as, reflective or adoptive of any particular position, analysis or interpretation as to the facts or nature of any claim arising under the Policies.

               3. All actions taken and statements made by EchoStar or the Insurers, or by their respective representatives, relating to this Agreement, including its development and

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

implementation, will be without prejudice or value as precedent, and will not be used as a standard by which other disputes between the Parties may be judged.

          I. Not Evidentiary.

          No part of this Agreement may be used in any proceeding as evidence of the respective rights, duties or obligations of EchoStar or the Insurers under the Policies; however, this provision will not apply to any proceeding in connection with: (i) any legal dispute in which the effect of this Agreement between EchoStar and the Insurers is put in issue, or (ii) the enforcement of the terms and conditions of this Agreement.

          J. Representations and Warranties.

               1. EchoStar agrees that the Insurers are relying upon, and that it is reasonable to rely upon, the following representations and warranties made by EchoStar:

                    (a) EchoStar and the individual signing on its behalf represent and warrant to the Insurers that he/she is authorized to act on behalf of EchoStar, concerning all matters addressed in this Agreement, and that this Agreement constitutes a valid and binding obligation of EchoStar.

                    (b) EchoStar represents and warrants that it has not made any assignment of any rights regarding, relating to, concerning or involving the Policies herein or any other claim or matter referenced herein and that EchoStar is the sole and lawful owner of all rights, title and interest in and to every claim or matter released herein. EchoStar further represents and warrants that it is unaware that any party has been designated as an Additional Insured under any Policy.

               2. The Insurers agree that EchoStar is relying upon, and that it is reasonable to rely upon, the following representations and warranties made by the Insurers:

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

                    (a) Each of the Insurers and the person signing on its behalf represent and warrant to EchoStar that he/she is authorized to act on behalf of the respective Insurer for whom he/she is signing concerning all matters addressed in this Agreement, and that this Agreement constitutes a valid and binding obligation of each respective Insurer.

                    (b) Each Insurer represents and warrants that it has not made any assignment of any rights regarding, relating to, concerning, or involving the Policies herein or any other claim or matter referenced herein and that that Insurer is the sole and lawful owner of all rights, title and interest in and to every claim or matter released herein.

          K. No Assignment of this Agreement.

          Neither EchoStar nor the Insurers will assign this Agreement without first obtaining the written consent of the other Party; provided, however, this provision will not prohibit any assignment by a Party hereto made by merger, consolidation or operation of law or to a Person or entity who succeeds to all or substantially all of such Party’s assets and provided, further, that EchoStar shall have the right to assign this Agreement to any of its affiliates. In the event that EchoStar assigns this Agreement to any of its affiliates, EchoStar shall give the Insurers prompt notice and reasonably sufficient instructions as to where payment of the Settlement Sum shall be made, such that the Insurers may still make timely payment, *** of their respective Settlement Sum. Any payment to any such affiliate shall operate with the same force and effect as if payment had been made to EchoStar under the terms of this Agreement. ***

          M. Successors. This Agreement will be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns.

          N. Severability. A finding of invalidity as to any paragraph, provision or section of this Agreement, other than Paragraphs A, B, C, D, E, F, H and L of Section II of this Agreement, will void only that paragraph, provision or section, and no other. A finding of

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

invalidity as to paragraphs A, B, C, D, E, F, H or L of Section II of this Agreement will void this Agreement in its entirety.

          O. Amendments. No amendments of this Agreement will be valid unless made in writing and signed by EchoStar and the Insurer(s) affected by such amendment.

          P. Execution. This Agreement may be executed in duplicate counterparts, each of which will be deemed an original, with the same effect as if the signatures thereto were on the same instrument. Each Party may execute this agreement by telefax, which shall have the same force and effect as if executed on an original copy.

          Q. Construction. It is the intent of EchoStar and the Insurers that no part of this Agreement is to be presumptively construed either against or in favor of either Party because of the identity of the drafter or because the Insurers are insurance companies. This Agreement will not be construed as an insurance policy.

          R. Headings. Paragraph headings contained herein are for purposes of organization only and will not constitute a part of this Agreement.

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

          S. Correspondence. Any communications or notices to be provided pursuant to this Agreement will be addressed and sent in writing, via commercial overnight delivery service, to the attention of the persons identified below (or as the Parties may subsequently direct in writing): ***

          T. Entire Agreement. This Agreement constitutes the entire agreement and understanding between and among the Parties with respect to the subject matter hereof and supersedes all other prior or contemporaneous oral agreements, understandings, undertakings and negotiations of the Parties.

          U. Parties Beneficiary. Except as expressly set forth to the contrary herein, this Agreement is intended to confer rights and benefits only on the Parties hereto. Except as expressly set forth to the contrary herein, no Person other than the Parties, or their successors and assigns shall have any legally enforceable rights under the Agreement.

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

          V. Confidentiality. The Parties agree that this Agreement, its negotiation and its terms, shall be kept confidential and shall not be disclosed to anyone, except as may be required by law, provided, however, that the Parties shall be entitled to disclose the Agreement to reinsurers, retrocessionaires, consortium or group members, syndicate members, attorneys, and auditors ***

          W. Choice of Law. This Agreement shall be governed by and shall be construed in accordance with the laws of the State of New York, exclusive of its choice of law rules.

          X. Jurisdiction and Venue. The Parties agree to submit to the exclusive jurisdiction of the United States District Court for the Southern District of New York or the Supreme Court of the State of New York, New York County, for purposes of resolving any and all disputes concerning the meaning or application of any terms or conditions of this Agreement or enforcement of this Agreement and waive any defense of improper venue or inconvenient forum in such courts for such purposes.

          IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives.

ECHOSTAR SATELLITE L.L.C.
By
Name
Title
Date:

ECHOSTAR DBS CORPORATION
By
Name
Title
Date:

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

LA RÉUNION SPATIALE
(on behalf of itself and its Member companies Abeille Assurances, Allianz Assurances, Caisse Industrielle d’Assurance Mutuelle, Commercial Union Assurances, General Accident, Fire & Life Assurance Corporation, Plc, Generali France Assurances, Groupama Assurances et Services, Mutuelle Electrique d’Assurances, and Les Mutuelles du Mans Assurances I.A.R.D.)
By
Name
Title
Date:

AXA REINSURANCE COMPANY
(n/k/a AXA Corporate Solutions Reinsurance Company)
By
Name
Title
Date:

UNITED STATES AVIATION UNDERWRITERS, INC.
for itself and on behalf of and including the United States Aircraft Insurance Group and its member companies
By
Name
Title
Date:

ASSURANCES GÉNÉRALES DE FRANCE I.A.R.T.
By
Name
Title
Date:

GREAT LAKES REINSURANCE (U.K.) PLC
By
Name
Title
Date:

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

BRITISH AVIATION INSURANCE GROUP, n/k/a Global Aerospace
By
Name
Title
Date:

IF SKAADEFORSIKRING
By
Name
Title
Date:

INTERNATIONAL INSURANCE COMPANY OF HANNOVER LIMITED
By
Name
Title
Date:

THE TOKIO MARINE & NICHIDO FIRE INSURANCE COMPANY, LTD.
(f/k/a The Tokio Marine & Fire Insurance Company, Ltd.)
By
Name
Title
Date:

BRIT SYNDICATES LIMITED
(previously Marham Consortium Management Limited),
Individually and on behalf of Lloyds of London Syndicates 800 ERH, 672 IAM, 457 WTK, 375 NCK, 62 TFH, 1084 HAY, 957 GHC, 79 PJG, 1183 ATK, 925 LAH, 727 SAM, 902 PBC, 735 FWH, 1036 COP, 55 GLR, 376 JHV, 2376 JHV, 40 KJC, 609 MED, 570 GNR, 282 LSM, 510 KLN, 2 WHS, 112 DER, 33 HIS, 340 MCC, 270 GRK, 205 HGJ, 51 ANT, 2341 STP, and 2183 ATK
By
Name
Title
Date:

ACE UNDERWRITING AGENTS LTD.
(a/k/a/Ace Global Markets, a/k/a Ace London)
as Managing Agents for
Lloyd’s of London Syndicates
48 FLY, 960 RWS, 545 TOP, 998 BEB, 47 JRR, 183 DFB,
990 BAR, 488 JCH, 2488 JCH, and 219

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

By
Name
Title
Date:

LCO NON-MARINE & AVIATION LIMITED
on behalf of
M. C. WATKINS & ORS (previously M.C. Watkins Syndicate)
Individually and on behalf of Lloyds of London Syndicate 457 WTK,
GOSHAWK SYNDICATE MANAGEMENT LTD.
Individually and on behalf of Lloyds of London Syndicate 102 KER,
D.E. HOPE Syndicate 10009
Individually and on behalf of Lloyds of London Syndicate 959 RJB,
AMLIN AVIATION
Individually and on behalf of Lloyds of London
Syndicates 824 WEH and 173 TAV,
K. J. COLES & OTHERS
Individually and on behalf of Lloyds of London Syndicate 40 KJC,
H. R. DUMAS & OTHERS
Individually and on behalf of Lloyds of London Syndicate 1028 HRD,
HISCOX SYNDICATES, LTD.
Individually and on behalf of Lloyds of London Syndicate 33 HIS,
COX SYNDICATE
Individually and on behalf of Lloyds of London Syndicates
590 COX and 2591 COX,
HAYWARD SYNDICATE
Individually and on behalf of Lloyds of London Syndicate 1084 HAY,
D. J. MARSHALL & OTHERS (a/k/a G.R. Knowles & Others)
Individually and on behalf of Lloyds of London Syndicate GRK,
TF HART
Individually and on behalf of Lloyds of London Syndicate 62 TFH, and
KILN
Individually and on behalf of Lloyds of London Syndicates
510 RJK and 557 CKM

By
Name
Title	Attorney in Fact
Date:

ASSISTALIA LE ASSICURAZIONI D’ITALIA S.P.A., ROMA
By
Name
Title
Date:

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

GRUPPO FONDIARIA SAI – DIVISIONE FONDIARIA
(a/k/a/La Fondiaria Assicurazione S.p.A. Firenze)
By
Name
Title
Date:

VITTORIA ASSICURAZIONI S.P.A.
(a/k/a La Vittoria Assicurazioni S.p.A.)
By
Name
Title
Date:

RAS-RIUNIONE ADRIATICA DI SICURTA S.P.A., MILANO
By
Name
Title
Date:

SOCIETA CATTOLICA DI ASSICURAZIONE
By
Name
Title
Date:

SIAT – SOCIETA ITALIANA DI ASSICURAZIONI E RIASSICURAZIONI S.P.A.
By
Name
Title
Date:

LIMIT SYNDICATE 566
(f/k/a/ E. PATRICK)
By
Name
Title
Date:

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

ZC SPECIALTY INSURANCE COMPANY
By
Name
Title
Date:

XL LONDON MARKET LTD., ON BEHALF OF UNDERWRITING MEMBERS OF LLOYD’S SYNDICATES 588, 1209 AND 861
By
Name
Title
Date:

ASSURANCE FRANCE AVIATION, on behalf of Assurances Generales de France I.A.R.T., Allianz Marine & Aviation (France) f/k/a/ AGF MAT, and GAN Incendie Accidents
By
Name
Title
Date:

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

Appendix A - Insurers

La Réunion Spatiale and
Abeille Assurances, Allianz Assurances, Caisse Industrielle
d’Assurance Mutuelle, Commercial Union Assurances, General Accident,
Fire & Life Assurance Corporation, Plc, Generali France Assurances,
Groupama Assurances et Services, Mutuelle Electrique d’Assurances,
and Les Mutuelles du Mans Assurances I.A.R.D.

AXA Reinsurance Company
(n/k/a Axa Corporate Solutions Reinsurance Company)

United States Aviation Underwriters, Inc., and
United States Aircraft Insurance Group and its member companies

Assurances Générales de France I.A.R.T.

Great Lakes Reinsurance (U.K.) Plc

British Aviation Insurance Group, n/k/a Global Aerospace

If Skaadeforsikring

International Insurance Company of Hannover Limited

The Tokio Marine & Nichido Fire Insurance Company, Ltd.
(f/k/a The Tokio Marine & Fire Insurance Company, Ltd.)

Brit Syndicates Limited (previously Marham Consortium Management Limited), and
Lloyd’s of London Syndicates 800 ERH, 672 IAM, 457 WTK, 375 NCK, 62 TFH, 1084 HAY, 957 GHC, 79 PJG, 1183 ATK, 925 LAH, 727 SAM, 902 PBC, 735 FWH, 1036 COP, 55 GLR, 376 JHV, 2376 JHV, 40 KJC, 609 MED, 570 GNR, 282 LSM, 510 KLN, 2 WHS, 112 DER, 33 HIS, 340 MCC, 270 GRK, 205 HGJ, 51 ANT, 2341 STP, and 2183 ATK

Ace Underwriting Agents Ltd. (a/k/a/Ace Global Markets, a/k/a Ace London), and
Lloyd’s of London Syndicates 48 FLY, 960 RWS, 545 TOP, 998 BEB, 47 JRR, 183 DFB, 990 BAR, 488 JCH, 2488 JCH and 219

M.C. Watkins Syndicate, (n/k/a/ M.C. Watkins & Ors), and Lloyd’s of London Syndicate 457 WTK

Goshawk Syndicate Management Ltd., and
Lloyd’s of London Syndicate 102 KER

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

D.E. Hope Syndicate 10009, and
Lloyd’s of London Syndicate 959 RJB

Amlin Aviation, and
Lloyd’s of London Syndicates 824 WEH and 173 TAV

K.J. Coles & Others, and
Lloyd’s of London Syndicate 40 KJC

H.R. Dumas & Others, and
Lloyd’s of London Syndicate 1028 HRD

Hiscox Syndicates, Ltd., and
Lloyd’s of London Syndicate 33 HIS

Cox Syndicate, and
Lloyd’s of London Syndicates 590 COX and 2591 COX

Hayward Syndicate, and
Lloyd’s of London Syndicate 1084 HAY

D.J Marshall & Others
(a/k/a G.R. Knowles & Others), and
Lloyd’s of London Syndicate 270 GRK

TF Hart, and
Lloyd’s of London Syndicate 62 TFH

Kiln, and
Lloyd’s of London Syndicates 510 RJK and 557 CKM

Assitalia Le Assicurazioni D’Italia S.p.A., Roma

Gruppo Fondiaria Sai – Divisione Fondiaria
(a/k/a/La Fondiaria Assicurazione S.p.A., Firenze)

Vittoria Assicurazioni S.p.A.
(a/k/a La Vittoria Assicurazioni S.p.A., Milano)

RAS – Riunione Adriatica di Sicurta S.p.A., Milano

Societa Cattolica di Assicurazione

SIAT — Societa Italiana di Assicurazioni e Riassicurazioni S.p.A.

Limit Syndicate 566

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

(f/k/a/ E. Patrick)

ZC Specialty Insurance Company

Lloyd’s of London Syndicate 588 NJM

Lloyd’s of London Syndicate 1209 MEB

Lloyd’s of London Syndicate 861 MEB

Assurance France Aviation, on behalf of Assurances Generales de France I.A.R.T., Allianz Marine & Aviation (France) f/k/a/ AGF MAT, and GAN Incendie Accidents

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

Exhibit 1

Settlement Sum

La Réunion Spatiale and	***
Abeille Assurances, Allianz Assurances, Caisse Industrielle d’Assurance Mutuelle, Commercial Union Assurances, General Accident, Fire & Life Assurance Corporation, Plc, Generali France Assurances, Groupama Assurances et Services, Mutuelle Electrique d’Assurances, and Les Mutuelles du Mans Assurances I.A.R.D.

AXA Reinsurance Company	***
(n/k/a Axa Corporate Solutions Reinsurance Company)

United States Aviation Underwriters Inc., and	***
United States Aircraft Insurance Group and its member companies
Assurances Générales de France I.A.R.T.	***

Great Lakes Reinsurance (U.K.) Plc	***

British Aviation Insurance Group, n/k/a Global Aerospace	***

If Skaadeforsikring	***

International Insurance Company Of Hannover Limited,	***

The Tokio Marine & Nichido Fire Insurance Company, Ltd.	***

(f/k/a The Tokio Marine & Fire Insurance Company, Ltd.)
Brit Syndicates Limited	***
(previously Marham Consortium Management Limited), and
Lloyd’s of London Syndicates 800 ERH,
672 IAM, 457 WTK, 375 NCK, 62 TFH, 1084 HAY, 957 GHC, 79 PJG, 1183 ATK, 925 LAH, 727 SAM, 902 PBC, 735 FWH, 1036 COP, 55 GLR, 376 JHV, 2376 JHV, 40 KJC, 609 MED, 570 GNR, 282 LSM, 510 KLN, 2 WHS, 112 DER, 33 HIS, 340 MCC, 270 GRK, 205 HGJ, 51 ANT, 2341 STP, and 2183 ATK

Ace Underwriting Agents Ltd.	***
(a/k/a Ace Global Markets, a/k/a/Ace London), and
Lloyd’s of London Syndicates
48 FLY, 960 RWS, 545 TOP, 998 BEB, 47 JRR, 183 DFB, 990 BAR, 488 JCH, 2488 JCH, and 219

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

M.C. Watkins Syndicate	***
(n/k/a/ M.C. Watkins & Ors)
Lloyd’s of London Syndicate 457 WTK

Goshawk Syndicate Management Ltd., and	***
Lloyd’s of London Syndicate 102 KER

D.E. Hope Syndicate 10009, and Lloyd’s of London Syndicate 959 RJB	***

Amlin Aviation, and Lloyd’s of London Syndicates 824 WEH and 173 TAV	***

K.J. Coles & Others, and Lloyd’s of London Syndicate 40 KJC	***

H.R. Dumas & Others, and Lloyd’s of London Syndicate 1028 HRD	***

Hiscox Syndicates, Ltd., and Lloyd’s of London Syndicate 33 HIS	***

Cox Syndicate, and Lloyd’s of London Syndicates 590 COX and 2591 COX	***

Hayward Syndicate, and Lloyd’s of London Syndicate 1084 HAY	***

D.J Marshall & Others	***
(a/k/a G.R. Knowles & Others), and Lloyd’s of London Syndicate 270 GRK

TF Hart, and Lloyd’s of London Syndicate 62 TFH	***

Kiln, and Lloyd’s of London Syndicates 510 RJK and 557 CKM	***

Assitalia Le Assicurazioni D’Italia S.p.A., Roma	***

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

Gruppo Fondiaria Sai – Divisione Fondiaria	***
(a/k/a/La Fondiaria Assicurazione S.p.A., Firenze)

Vittoria Assicurazioni S.p.A.	***
(a/k/a La Vittoria Assicurazioni S.p.A., Milano)

RAS – Riunione Adriatica Di Sicurta S.p.A., Milano	***

Societa Cattolica di Assicurazione	***

SIAT — Societa Italiana di Assicurazioni e Riassicurazioni S.p.A.	***

Limit Syndicate 566	***
(f/k/a E. Patrick)

ZC Specialty Insurance Company	***

Lloyd’s of London Syndicate 588 NJM	***

Lloyd’s of London Syndicate 1209 MEB	***

Lloyd’s of London Syndicate 861 MEB	***

Assurance France Aviation, on behalf of Assurances Generales de France I.A.R.T., Allianz Marine & Aviation (France) f/k/a/ AGF MAT, and GAN Incendie Accidents	***

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.